 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2020 (April 23, 2020)

DRAFTKINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38908	84-4052441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Berkeley Street, 5th Floor

Boston, MA 02116

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 986-6744

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	DKNGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of DraftKings Inc., a Nevada corporation (the “Company”), filed on April 29, 2020 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to (i) include (v) the unaudited condensed consolidated financial statements of DraftKings Inc., a Delaware corporation (“Old DK”), as of March 31, 2020 and for the three months ended March 31, 2020 and 2019, (w) the unaudited condensed consolidated financial statements of SBTech (Global) Limited (“SBTech”) as of March 31, 2020 and for the three months ended March 31, 2020 and 2019, (x) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old DK for the three months ended March 31, 2020 and 2019, (y) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of SBTech for the three months ended March 31, 2020 and 2019 and (z) the unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2020; and (ii) amends the unaudited pro forma condensed combined financial information for the year ended December 31, 2019 provided under Item 9.01(b) of the Original Report.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Old DK, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 2.02.	Results of Operations and Financial Condition.

On May 15, 2020, the Company issued a press release announcing the financial results for Old DK and SBTech for the first quarter ended March 31, 2020, achieved prior to the completion of the Business Combination.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

The information in this Item 2.02, including the Exhibit 99.6 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of DraftKings Inc., a Delaware corporation, as of March 31, 2020 and for the three months ended March 31, 2020 and 2019, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old DK for the three months ended March 31, 2020 and 2019.

The unaudited consolidated financial statements of SBTech (Global) Limited as of March 31, 2020 and for the three months ended March 31, 2020 and 2019, and the related notes thereto are attached as Exhibit 99.3 and are incorporated herein by reference. Also included as Exhibit 99.4 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of SBTech for the three months ended March 31, 2020 and 2019.

(b)       Pro forma financial information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

(d)       Exhibits.

Exhibit Number	Description
99.1	Unaudited consolidated financial statements of Old DK as of March 31, 2020 and for the three months ended March 31, 2020 and 2019.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old DK for the three months ended March 31, 2020 and 2019.
99.3	Unaudited consolidated financial statements of SBTech as of March 31, 2020 and for the three months ended March 31, 2020 and 2019.
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of SBTech for the three months ended March 31, 2020 and 2019.
99.5	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of March 31, 2020 and for the three months ended March 31, 2020 and year ended December 31, 2019.
99.6	Press Release, dated May 15, 2020, reporting Old DK's and SBTech's financial results for the first quarter ended March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAFTKINGS INC.

	By:	/s/ R. Stanton Dodge
	Name:	R. Stanton Dodge
	Title:	Chief Legal Officer and Secretary
Date: May 15, 2020